                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 10, 2002

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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
            Delaware                               0-22228                      11-3170868
(State or other jurisdiction of               (Commission File No.)           (IRS Employer
incorporation or organization)                                              Identification No.)
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          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:    (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEMS 1 THROUGH 6 AND 8.        NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

         99.1 Press release dated September 10, 2002 announcing lower EPS growth and earnings estimates for the quarter ending September 30, 2002 and full year 2002.


ITEM 9. REGULATION FD DISCLOSURE.

         On September 10, 2002, Astoria Financial Corporation issued a press release announcing the Company's expectation of lower third quarter and full year 2002 diluted earnings per share growth due to, among other things, the impact of the sustained low interest rates resulting in historically high mortgage loan and mortgage-backed securities repayments. Further details are included in the attached Exhibit 99.1 Press Release.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASTORIA FINANCIAL CORPORATION


                                                  /S/ Peter J. Cunningham
                                                  ------------------------------
                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations

Dated:  September 10, 2002
        ------------------
                                  EXHIBIT INDEX

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
Exhibit Number           Description
--------------           -----------

99.1 Press release dated September 10, 2002 announcing lower EPS growth and earnings estimates for the quarter ending September 30, 2002 and full year 2002.

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